SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                            OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              CARVER BANCORP, INC.
                              --------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                        January 25, 2001


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver"), the holding company for Carver Federal Savings Bank, which will be held on February 27, 2001 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York (the "Annual Meeting").

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of KPMG LLP, the accounting firm appointed by the Board of Directors to be Carver's independent auditors for the fiscal year ending March 31, 2001, will attend the Annual Meeting. In addition, management will report on the operations and activities of Carver, and there will be an opportunity for you to ask questions about Carver's business.

         THE BOARD OF DIRECTORS OF CARVER RECOMMENDS A VOTE "FOR" EACH OF CARVER'S NOMINEES FOR ELECTION AS DIRECTOR IN PROPOSAL ONE; "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS IN PROPOSAL TWO; AND "FOR" THE AMENDMENT TO CARVER'S 1995 STOCK OPTION PLAN IN PROPOSAL THREE TO BE CONSIDERED AT THE ANNUAL MEETING.

         PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

         The Board of Directors, management and employees of Carver appreciate your support. We hope that you will join us at the Annual Meeting and that your commitment to Carver will continue as we achieve our goal of building a stronger and improved Carver -- together.

                                         Sincerely yours,


                                         /s/ Deborah C. Wright
                                         -------------------------------------
                                         Deborah C. Wright
                                         President and Chief Executive Officer

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512

  ----------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 27, 2001
  ----------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver") for the fiscal year ended March 31, 2000 will be held on February 27, 2001 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard (also known as Lenox Avenue) at 135th Street, New York, New York (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. To elect three directors, each to serve for a three-year term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2003 and until their respective successors have been elected and qualified;
         2. To ratify the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2001; and
         3.       To approve an Amendment to Carver's 1995 Stock Option Plan.

         If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver's management is not aware of any other such business.

         Pursuant to the Bylaws of Carver, the Board of Directors has fixed January 16, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                        By Order of the Board of Directors,


                                        /s/ Walter T. Bond
                                        -----------------------------------
                                        Walter T. Bond
                                        Senior Vice President and Secretary

January 25, 2001

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512

                      ------------------------------------

                                 PROXY STATEMENT
                      ------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 27, 2001

              -----------------------------------------------------

                               GENERAL INFORMATION
              -----------------------------------------------------


GENERAL

         This proxy statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc., in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders for the fiscal year ended March 31, 2000 ("fiscal 2000") to be held on February 27, 2001 at 10:00 a.m., at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York, and at any adjournment or postponement thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting and this proxy statement are first being mailed to stockholders on or about January 25, 2001.

         Carver, a Delaware corporation, operates as a savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp as "Carver" and Carver Federal Savings Bank as "Carver Federal" or "the Bank."

WHO CAN VOTE

         The Board of Directors of Carver has fixed the close of business on January 16, 2001 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of the close of business on January 16, 2001, the outstanding voting stock of Carver consisted of 2,316,358 shares of common stock, par value $.01 per share (the "Common Stock"), 40,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and 60,000 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock"). We refer to the Common Stock, Series A Preferred Stock and Series B Preferred Stock individually or collectively as "Voting Stock." The holders of record of a majority of the total number of votes eligible to be cast in the election of directors, represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

HOW MANY VOTES YOU HAVE

         Each holder of shares of Common Stock outstanding on January 16, 2001 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting.

         Each holder of Series A Preferred Stock outstanding on January 16, 2001 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. Each holder of Series B

Preferred Stock outstanding on January 16, 2001 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. The Common Stock, Series A Preferred Stock and Series B Preferred Stock will vote together as a single class on all matters to be voted on at the Annual Meeting.

         As provided in Carver's Certificate of Incorporation, record holders of Voting Stock who beneficially own in excess of 10% of the outstanding shares of Voting Stock ("Excess Shares") shall be entitled to cast only one one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver's Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

HOW TO VOTE

         Unless revoked prior to exercise, all properly executed proxy cards received by Carver will be voted in accordance with the instructions marked on the proxy card. IF YOU DO NOT GIVE US ANY INSTRUCTIONS, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS ("PROPOSAL ONE"); FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER ("PROPOSAL TWO"); AND FOR THE AMENDMENT TO CARVER'S 1995 STOCK OPTION PLAN ("PROPOSAL THREE").

         If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting.

VOTES REQUIRED

         PROPOSAL ONE. Directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting. As such, if you do not vote for a nominee, your vote will not count "for" or "against" the nominee. If you "withhold authority" for any nominee, your vote will not count "for" or "against" the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors.

         If your shares are held in "street name," your broker may vote your shares without receiving instructions from you. Shares that are not voted by a broker are called "broker non-votes." Shares underlying broker non-votes will have no effect on the election of directors.

         PROPOSAL TWO. The ratification of the appointment of KPMG LLP as Carver's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the

Annual Meeting. So, if you "abstain" from voting on this proposal, it has the same effect as if you voted "against" the proposal. Broker non-votes will have no effect on the outcome of this proposal.

         PROPOSAL THREE. The approval of the Amendment to the 1995 Stock Option Plan ("Option Plan") requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. So, if you "abstain" from voting on this proposal, it has the same effect as if you voted "against" the proposal. Broker non-votes will have no effect on the outcome of this proposal.

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

REVOCABILITY OF PROXIES

         If you are a stockholder whose shares are registered in your name, you may revoke your grant of proxy at any time before it is voted by:

         o filing a written revocation of the proxy with Carver's Secretary;
         o submitting a signed proxy card bearing a later date; or
         o attending and voting in person at the Annual Meeting.

If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank or broker for revocation instructions. We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.

SOLICITATION OF PROXIES

         In addition to solicitation by mail, certain directors, officers and employees of Carver may solicit proxies for the Annual Meeting from Carver stockholders personally or by telephone or telegram without additional remuneration therefor. Carver will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

         Carver has retained the proxy solicitation firm of Morrow & Co., Inc. to assist in the solicitation of proxies. Pursuant to Carver's agreement with Morrow, Morrow will provide various proxy advisory and solicitation services for Carver at an anticipated cost of $25,000 plus reasonable out-of-pocket expenses.

 -------------------------------------------------------------------------------

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
 -------------------------------------------------------------------------------


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 15, 2000, certain information as to shares of Voting Stock beneficially owned by persons owning in excess of 5% of Carver's outstanding Voting Stock. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of our Voting Stock as of December 15, 2000. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of these tables, of any shares of stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after December 15, 2000. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                                                                AMOUNT AND                                PERCENT OF
                                                                NATURE OF           PERCENT OF            COMMON
                               NAME AND ADDRESS                 BENEFICIAL           CLASS                 STOCK
  TITLE OF CLASS             OF BENEFICIAL OWNER                OWNERSHIP         OUTSTANDING (1)        OUTSTANDING
----------------    ----------------------------------      ------------------   -------------------   --------------
Common Stock        Koch Asset Management, L.L.C.                 222,550(2)           9.61%              9.61%
                    1293 Mason Road
                    Town & Country, MO  63131

Common Stock        EQSF Advisers, Inc.                           218,500(3)           9.43%              9.43%
                    767 Third Avenue
                    New York, NY  10017

Common Stock        BBC Capital Market, Inc.                      170,700(4)           7.37%              7.37%
                    133 Federal Street
                    Boston, MA  02110

Common Stock        Carver Bancorp, Inc.                          166,656(5)           7.19%              7.19%
                    Employee Stock Ownership Plan
                    Trust (the "ESOP Trust")
                    75 West 125th Street
                    New York, NY  10027

Series A            Morgan Stanley & Co.                           40,000(6)           100%               3.60%
Preferred Stock     Incorporated
                    1585 Broadway
                    New York, New York  10036

Series B            Provender Opportunities Fund L.P.              60,000(7)           100%               5.40%
Preferred Stock     17 State Street
                    New York, NY  10004

---------------------
(1) On December 15, 2000 there were outstanding 2,316,358, 40,000 and 60,000 shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, respectively.

                                               FOOTNOTES CONTINUED ON NEXT PAGE.

(2) Based on a Schedule 13G, dated March 7, 2000, as subsequently amended and filed with the SEC jointly by Koch Asset Management, L.L.C. ("KAM") and Donald Leigh Koch, the sole Managing Member of KAM. KAM is a registered investment adviser which furnishes investment advice to individual clients by exercising trading authority over securities held in accounts on behalf of such clients (collectively, the "Managed Portfolios"). In its role as an investment adviser to its clients, KAM has sole dispositive power over the Managed Portfolios and may be deemed to be the beneficial owner of shares of Common Stock held by such Managed Portfolios, and Mr. Koch may be deemed to have the power to exercise any dispositive power that KAM may have with respect to the Common Stock held by the Managed Portfolios. However, KAM does not have the right to vote or to receive dividends from, or proceeds from the sale of the Common Stock held in such Managed Portfolios and disclaims any ownership associated with such rights. Mr. Koch, individually, owns and holds voting power with respect to Managed Portfolios containing approximately 44,400 shares of Common Stock, or an aggregate of approximately 1.9% of the total number of outstanding shares of Common Stock (the "Koch Shares"). Other than with respect to the Koch Shares, all shares reported in the Schedule 13G have been acquired by KAM, and Mr. Koch disclaims beneficial ownership, voting rights, rights to dividends, or rights to sale proceeds associated with such shares.

(3) Based on a Schedule 13G, dated February 14, 2000, and filed with the SEC jointly by EQSF Advisers, Inc. ("EQSF") and Martin J. Whitman, the Chief Executive Officer and controlling person of EQSF. EQSF beneficially owns 218,500 shares of Common Stock. Mr. Whitman disclaims beneficial ownership of such stock. Third Avenue Value Fund, Inc., an investment company registered under the Investment Company Act of 1940, has the right to receive dividends with respect to, and proceeds from the sale of such shares. EQSF has sole voting and dispositive power over such shares.

(4) Based on a Schedule 13D, dated January 31, 2000, as subsequently amended and filed with the SEC jointly by the Boston Bank of Commerce (the "BBOC") and BBC Capital Markets ("BBC"). Kevin Cohee, the Chairman, President and Chief Executive Officer of BBOC, and Teri Williams, the Senior Vice President-Marketing/Human Resources of BBOC, collectively own as joint tenants 66.6% of the outstanding common stock of BBOC. Mr. Cohee and Ms. Williams, both of whom are directors of Carver, disclaim beneficial ownership of the Common Stock owned beneficially by BBOC or BBC Capital. BBOC and BBC Capital have sole voting and sole dispositive power over all of the shares of Common Stock shown.

(5) Based on a Schedule 13G, dated February 14, 2000, and filed with the SEC by the Carver Bancorp, Inc. ESOP Committee (the "Administrative Committee"). The Administrative Committee established to administer the ESOP consists of officers of the Bank. The ESOP's assets are held in the ESOP Trust, for which HSBC Bank USA serves as trustee (the "ESOP Trustee"). The Administrative Committee instructs the ESOP Trustee regarding the investment of funds contributed to the ESOP. Common Stock purchased by the ESOP Trust is held in a suspense account and allocated to participants' accounts annually based on contributions made to the ESOP by the Bank. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the ESOP, for the year the contributions are made, up to the limits permitted under the Internal Revenue Code ("I.R.C."). The ESOP Trustee must vote all allocated shares held in the ESOP Trust in accordance with the instructions of participants. As of December 31, 1999, a total of 101,461 shares had been allocated, but not distributed, to participants. Under the ESOP, unallocated shares or shares for which no voting instructions have been received will be voted by the ESOP Trustee in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions.

(6) Morgan Stanley holds 40,000 shares of Carver's Series A Preferred Stock, which Carver issued on January 11, 1999 through a private placement. The Series A Preferred Stock accrues annual dividends of $1.96875 per share. Each share of Series A Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series A Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled to receive $25 per share of Series A Preferred Stock plus all dividends accrued and unpaid thereon. Morgan Stanley is deemed to have beneficial ownership of 83,320 shares or 3.48% of Carver's Common Stock since it may elect to convert the Series A Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender (as defined below) and Carver, Morgan Stanley has agreed not to grant any proxies with respect to the Series A Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board of Directors, without first obtaining Carver's prior consent. FOOTNOTES CONTINUED ON NEXT PAGE.

(7) Provender holds 60,000 shares of Carver's Series B Preferred Stock, which Carver issued on January 11, 1999 through a private placement. The Series B Preferred Stock accrues annual dividends at $1.96875 per share. Each share of Series B Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series B Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled to receive $25 per share of Series B Preferred Stock plus all dividends accrued and unpaid thereon. Provender is deemed to have beneficial ownership of 124,980 shares or 5.12% of Carver's Common Stock since it may elect to convert the Series B Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender and Carver, Provender has agreed not to grant any proxies with respect to the Series B Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board without first obtaining Carver's prior consent.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the shares of Voting Stock beneficially owned by each director, by each named executive officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of December 15, 2000. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated.



                                                        AMOUNT AND                        PERCENT OF
                                                       NATURE OF          PERCENT OF     AMOUNT AND        SERIES B
                                                        BENEFICIAL         COMMON         NATURE OF       PREFERRED
                                                       OWNERSHIP OF        STOCK         BENEFICIAL         STOCK
                                                          COMMON        OUTSTANDING     OWNERSHIP OF      OUTSTANDING
           NAME                       TITLE            STOCK (1) (2)        (3)           SERIES B      PREFERRED STOCK
-------------------------------------------------      -------------    ------------    ------------    --------------
Frederick O. Terrell        Chairman                    124,980(4)        5.40%           60,000(4)        100%

Deborah C. Wright (5)       President, Chief             27,500             *               --              --
                            Executive
                            Officer and Director

Kevin Cohee (6)             Director                    170,700           7.37%             --              --
Robert J. Franz (7)         Director                      2,700             *               --              --
David L. Hinds              Director                      6,875             *               --              --
Robert Holland Jr.          Director                      6,000             *               --              --
Pazel G. Jackson, Jr.       Director                      1,500             *               --              --
Judith Taylor               Former Acting Chief of          100             *               --              --
                            Retail Banking
Dennis M. Walcott           Director                      2,000             *               --              --

Teri Williams (6)           Director                    170,700             *                --             --
Strauss Zelnick             Director                      7,022             *                --             --

All directors and executive officers
as a group (8)(9)(10)(11)                               493,721           21.31%         60,000           100%

------------------
  * Less than 1% of outstanding Common Stock.

(1) Includes 20,000, 400 and 400 shares which may be acquired by Ms. Wright and Messrs. Franz and Jackson, respectively, pursuant to options granted under the Option Plan.

(2) Excludes 5,000, 600 and 600 shares of restricted stock granted to Ms. Wright and Messrs. Franz and Jackson, respectively, pursuant to the Carver Bancorp, Inc. Management Recognition Plan (the "MRP") with respect to which such individuals have neither voting nor dispositive power.

                                               FOOTNOTES CONTINUED ON NEXT PAGE.

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,316,358 shares of Common Stock, the total number of shares of Common Stock outstanding as of January 16, 2001, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after January 16, 2001, by the exercise of stock options.

(4) Includes 60,000 Shares of the Series B Preferred Stock owned by Provender. Provender is also deemed to have beneficial ownership of the 125,000 shares of Common Stock into which the Series B Preferred Stock may be converted at any time. As a Managing General Partner of Provender, Mr. Terrell may be deemed to beneficially own such securities. Mr. Terrell disclaims beneficial ownership of such securities.

(5) Ms. Wright was awarded 30,000 options to purchase Shares of Common Stock at a price per share of $8.125 under the Option Plan, 15,000 of which vested as of June 1, 1999, 5,000 of which vested on June 1, 2000, and the remainder of which vest in two equal annual installments of 5,000 beginning on June 1, 2001. Ms. Wright was also awarded 7,500 shares of restricted stock under the MRP, 2,500 of which vested on June 1, 2000, and the remainder will vest in two equal annual installments of 2,500 beginning on June 1, 2001.

(6) Represents 170,700 Shares of Common Stock owned by BBC, of which Kevin Cohee and Teri Williams are executive officers and controlling shareholders.

(7) Robert J. Franz, whose term was also scheduled to expire at the Annual Meeting, has determined that he will not seek reelection and has resigned effective December 31, 2000.

(8) Includes 3,224 shares in the aggregate held by the ESOP Trust that have been allocated as of December 31, 1999 to the individual accounts of executive officers under the ESOP and as to which an executive officer has sole voting power for the shares allocated to such person's account, but no dispositive power, except in limited circumstances. Also includes 65,795 unallocated shares held by the ESOP Trust as to which the Board shares voting and dispositive power. Each member of the Board disclaims beneficial ownership of the shares held in the ESOP.

(9) Includes 105 shares in the aggregate attributable to the individual accounts of executive officers under Carver's 401(k) Plan ("401(k) Plan") and as to which each executive officer has sole dispositive power for the shares allocated to such person's account and shared voting power with the members of the committee established to administer the 401(k) Plan.

(10) Includes 3,140 shares that may be acquired by executive officers pursuant to options granted under the Option Plan. Also includes 309 shares that may be acquired by the executive officers pursuant to options. Excludes the 240 shares of restricted stock awarded to the executive officers with respect to which such executive officers have neither voting nor dispositive power.

(11) Includes 124,980 shares of Common Stock issuable on conversion of the Series B Preferred Stock held by Provender.

EXECUTIVE OFFICERS AND KEY MANAGERS OF CARVER AND CARVER FEDERAL

         Carver has restructured its management team of executive officers and key managers. Biographical information for Carver's executive officers and key managers who are not directors is set forth below.

EXECUTIVE OFFICERS

         WALTER T. BOND is Senior Vice President, Acting Corporate Secretary and Special Assistant to the President and Chief Executive Officer. Mr. Bond is also a member of Carver Federal's Investment Committee. Mr. Bond joined the Bank in February 1993, as Assistant Vice President, Mortgage Lender. Mr. Bond is a member of the New York Society of Securities Analyst and the Financial Managers Society.

         JAMES BOYLE is Senior Vice President and Chief Financial Officer, a position he assumed in January 2000. Mr. Boyle was formerly Senior Vice President and Chief Financial Officer of Broad National Bank, which was acquired by Independence Community Bank in 1999. Mr. Boyle also held senior level financial positions at National Westminister Bancorp NJ, formerly First Jersey National Bank. He began his career at Peat Marwick Mitchell and Co.

         MARGARET D. PETERSON is Senior Vice President and Chief Administrative Officer, integrating Human Resources, Information Technology, Facilities, Vendor Management and other support activities. Ms. Peterson joined Carver Federal in November 1999. Ms. Peterson came to Carver from Deutsche Bank where she served as a Compensation Planning Consultant in Corporate Human Resources. Prior to joining Deutsche Bank, Ms. Peterson was a Vice President and Senior Human Resources Generalist for Citibank Global Asset Management. Besides her 11 years in Human Resources, Ms. Peterson has 10 years of systems and technology experience from various positions held at JP Morgan and Chase Manhattan Bank. Ms. Peterson earned a B.S. from Pace University, a MBA from Columbia University as a Citicorp Fellow, and has been designated a Certified Compensation Professional by the American Compensation Association.

         J. KEVIN RYAN is Senior Vice President and Chief Lending Officer. Mr. Ryan joined Carver Federal in June 2000 and has over 20 years experience in real estate lending. Prior to joining Carver, Mr. Ryan served as Vice President-Team Leader for Commercial Real Estate at Greenpoint Mortgage Funding Co., where he was employed from 1996 to 2000. From 1985 through 1996, Mr. Ryan served as President of Manhattan Appraisal Co., Inc., a commercial and residential real estate appraisal company, which he founded in New York City. Mr. Ryan also served in various positions at Dime Savings Bank of New York from 1977 to 1985, including Vice President, and as an Adjunct Professor of Management and Economics at St. John's University from 1981 through 1984. He is a member of the Queens County Board of Habitat for Humanity. Mr. Ryan received a BBA in Management from Hofstra University and a MBA in Finance from Fordham University.

         DEVON W. WOOLCOCK is Senior Vice President and Chief of Retail Banking. He is a 12-year veteran of retail banking. He joined Carver from Citibank where he was a Division Executive Vice President. Most recently, he managed six branches in Brooklyn and Queens. Mr. Woolcock began his career with Barnett Bank in Florida, holding positions including Head Teller, Division Operations Manager, and Branch Manager. He joined Citibank in 1995 where he managed several South Florida branches, before moving to New York City. Mr. Woolcock attended college at the University of Houston and Bethune Cookman College.

KEY MANAGERS

         BENNETT E. RAGLIN is Vice President and Information Technologies Director. He joined Carver Federal in March 2000. Mr. Raglin brings 11 years of technology experience to Carver. He was most recently a Network Consultant for BMW North America where he performed various functions including change management, needs analysis, systems installations, and Y2k readiness. Prior to BMW North America, Mr. Raglin held technical positions of increasing responsibility with Electronic Data Systems and Computer Enrichment Mr. Raglin is a Microsoft Certified System Engineer, a Microsoft Certified Trainer, a NYS Certified Vocational Trainer, and a member of the Project Management Institute. He holds a B.A. in Economics and Computer Science from Talladega College.

         WILLIAM SCHULT is Vice President and Controller. He joined Carver Federal in September 2000 after five years as an independent consultant. He has 26 years experience in the banking industry beginning in 1974 as Senior Vice President and Controller for the Nassau Trust Company. In 1983 Mr. Schult became Administrative Vice President at Norstar Bank of Long Island. He moved to The Dime Savings Bank of New York in 1985 where he was Vice President and Director of Accounting until 1995. Mr. Schult received a BBA in Accounting from Hofstra University and is a Certified Public Accountant in the State of New York.


                     ---------------------------------------

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
                     ---------------------------------------


GENERAL

         The Certificate of Incorporation of Carver provides that Carver's Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

         Carver's Board currently consists of ten members. The terms of four directors expire at the Annual Meeting. Directors Frederick O. Terrell (Chairman), Robert Holland, Jr. and Dennis M. Walcott, whose terms are expiring, have been nominated by the Board of Directors to be re-elected at the Annual Meeting, each to serve for a term of three years and until their respective successors are elected and qualified. Director Robert J. Franz, whose term was also scheduled to expire at the Annual Meeting, has determined that he will not seek reelection and has resigned effective December 31, 2000.

         Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each of the nominees for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by directors and the nominees, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Stock Ownership of Management."





                                                          END OF        POSITION HELD WITH CARVER
                NAME                    AGE(1)             TERM              AND CARVER FEDERAL         DIRECTOR SINCE
------------------------------------- -------------      ---------   -----------------------------      --------------
NOMINEES FOR THREE-YEAR TERM
EXPIRING IN 2003
Frederick O. Terrell                        46              2000              Chairman                       2000
Robert Holland Jr.                          60              2000              Director                       2000
Dennis M. Walcott                           48              2000              Director                       2000

CONTINUING DIRECTORS
David L. Hinds                              53              2001              Director                       2000
Pazel G. Jackson, Jr.                       65              2001              Director                       1997
Deborah C. Wright                                           2001              President, Chief Executive     1999
                                                                              Officer and Director
Kevin Cohee                                 43              2002              Director                       2000
Teri Williams                               42              2002              Director                       2000
Strauss Zelnick                             42              2002              Director                       2000

--------------------

(1)  As of December 15, 2000.

         The principal occupation and business experience of each nominee for election as director, and each Continuing Director is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

         FREDERICK O. TERRELL is currently Managing Partner and Chief Executive Officer of Provender Capital Group, LLC, a private equity investment firm based in New York and Los Angeles. Prior to forming Provender in 1997, Mr. Terrell was a Managing Director and Partner with the international investment banking firm of Credit Suisse First Boston, beginning his association with the firm in 1983. In addition to Carver, he is a member of the Boards of Vanguarde Media, Inc., a major urban publishing and Internet content platform, PacPizza, the nation's second largest Pizza Hut franchisee, and the Yale School of Management. Mr. Terrell received his B.A. degree from La Verne College, an M.A. from Occidental College and his MBA from the Yale School of Management.

         ROBERT HOLLAND JR. is Chairman and Chief Executive Officer of Workplace Integrators, a Southeast Michigan company he acquired in June 1997 and has since built into one of the largest Steelcase Office Furniture dealerships in the United States. Mr. Holland is the former President and Chief Executive Officer of Ben & Jerry's and previously served as the Chairman and Chief Executive Officer of Rokher-J, Inc., a New York-based holding company participating in business development projects and providing strategy development assistance to senior management of major corporations. Prior to these positions, Mr. Holland was a long-standing partner with McKinsey & Company. Mr. Holland is a member of the Boards of The MONY Group, AC Nielsen Corporation, Lexmark International, Inc., Tricon Restaurants, Inc., Trumark, Inc., and Mazaruni Granite Products. He spent ten years as the Chairman of the Board of Trustees of Spelman College, where he currently serves as Vice Chairman, and is a member of the Board of the Harlem Junior Tennis Program and the Executive Board of the Harvard Journal of African-American Public Policy.

         DENNIS M. WALCOTT is President and Chief Executive Officer of the New York Urban League. For the past ten years, he has been head of the New York Urban League, which is dedicated to advocating for the rights of New York City residents, particularly in the areas of education, police/community relations and welfare-to-work initiatives. Mr. Walcott supervises a staff of over 150 employees and 500 volunteers located in 17 sites throughout the five boroughs of New York City. Mr. Walcott is also responsible for the New York Urban League's award of grants from the New York City Board of Education to recruit and train parents to serve on School Leadership Teams and to create welfare-to-work initiatives including training, counseling and job placement services. Previously, Mr. Walcott was Executive Director of Harlem Dowling Westside Center for five years and he was a former citywide appointee to the New York City Board of Education. Mr. Walcott received a Masters of Social Work from Fordham University and a Masters of Education from the University of Bridgeport. He serves on numerous boards including the Independence Bank Foundation.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      EACH NOMINEE FOR ELECTION AS DIRECTOR

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.







CONTINUING DIRECTORS

         KEVIN COHEE is currently Chairman and Chief Executive Officer of Boston Bank of Commerce. Mr. Cohee is also a board member of the Boston Bank of Commerce. Mr. Cohee has an extensive background as an executive and an entrepreneur. In 1979, he founded a consulting firm that specialized in the acquisition of radio and television stations by minorities. By 1988, through a leverage buyout, Mr. Cohee obtained Military Professional Services, Inc., a 29-year-old company that marketed Visa and Master Card credit cards to military personnel. Mr. Cohee purchased a majority controlled interest in Boston Bank of Commerce in 1995. Mr. Cohee holds a B.A. and from the University of Wisconsin and a J.D. from Harvard Law School.

         DAVID L. HINDS is a retired Managing Director of Deutsche Bank who, during his tenure there, developed an expertise in turnaround management and process reengineering. During his extensive career at Deutsche Bank and Bankers Trust, Mr. Hinds led several operating divisions, a start up technology division and a global marketing and sales organization. Most recently, he was Managing Director/Partner for Deutsche Bank's Global Cash Management and Trade Finance Division, where he had profit and loss responsibility for all business activities including global sales, operations, product management, credit and technology. Under his leadership, the Division's profit contribution more than doubled over four years. He is a board member of the SBLI Mutual Life Insurance Company, Past President of the Executive Leadership Council, Co-Founder of the Urban Bankers Coalition and Chairman of the NAACP New York Act- So Advisory Committee.

         PAZEL G. JACKSON, JR. is a retired Senior Vice President in the Community Development Group of Chase Manhattan Bank ("Chase"). From 1995 to 2000, Mr. Jackson was responsible at Chase for new business development in targeted markets throughout the United States. Mr. Jackson was also responsible for assisting the Chase Manhattan Mortgage Corporation's staff in the development and implementation of a national low and moderate income outreach program. Prior to joining Chase, Mr. Jackson served as the Senior Credit Officer of the Residential Mortgage Division of Chemical Bank. As Senior Credit Officer, Mr. Jackson was directly responsible for Credit and Risk Management which included oversight of the following areas: credit policy, underwriting, appraisals, quality control, portfolio administration, asset recovery (workouts), post-closing operations and supervision of the Affordable Housing Unit. Mr. Jackson's previous business experience also includes employment as a Senior Vice President in charge of Commercial and Residential Lending at The Bowery Savings Bank. Mr. Jackson joined The Bowery in 1969 and held various positions at this financial savings institution including, Senior Vice President, Assistant to the Chairman (1985-1986); Senior Vice President, Division Head, Real Estate Finance (1981-1985); Senior Vice President, Marketing Director (1977-1981); and Vice President, Asset Recovery (1973-1977). Mr. Jackson also served as Assistant Commissioner, New York City Department of Buildings (1967-1968) and as Chief of Engineering Design for the 1964-1965 New York World's Fair Corporation (1962-1966).

         TERI WILLIAMS is currently employed as a Senior Vice President of Boston Bank of Commerce. Ms. Williams is also a board member of the Boston Bank of Commerce. Ms. Williams began her business career over 17 years ago at American Express TRS Company where she became one of the youngest vice presidents in the company's history. Ms. Williams is very involved in community projects including Vice Chairperson of Dimock Community Health Center, Treasurer of UNICEF/New England and on the Board of Overseers for WGBH (public tv). Ms. Williams holds a B.A. with distinctions in economics from Brown University and an MBA with honors from Harvard Graduate School of Business Administration.

         DEBORAH C. WRIGHT is currently President and Chief Executive Officer and a Director of Carver and Carver Federal, positions she assumed on June 1, 1999. Prior to assuming her current positions, Ms. Wright was President & CEO of the Upper Manhattan Empowerment Zone Development Corporation, a position she held since May 1996. She previously served as Commissioner of the Department of Housing Preservation and Development under Mayor Rudolph W. Giuliani from January 1994 through March 1996. Prior to that appointment, Ms. Wright was named to the New York City Housing Authority Board, by Mayor David N. Dinkins, which manages New York City's 189,000 public housing units. She serves on the boards of the Initiative for a Competitive Inner City, Empire State Development Corporation, PENCIL, Inc., The Ministers and Missionaries Benefit Board of the American Baptist Churches, and the New York City Partnership, Inc. Ms. Wright earned A.B., J.D. and MBA degrees from Harvard University.

         STRAUSS ZELNICK is the former President and Chief Executive Officer of BMG Entertainment, the $4.7 billion music and entertainment unit of Bertelsmann A.G. Mr. Zelnick resigned from BMG Entertainment effective December 31, 2000. Mr. Zelnick has spent his career in the entertainment industry and has a broad background in managing and developing creative organizations, including businesses in film, television, video and multimedia. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, he worked for four years as President and Chief

Operating Officer of 20th Century Fox. He spent three years at Vestron Inc. as a senior executive, becoming President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television for Columbia Pictures. Mr. Zelnick's educational board memberships include Wesleyan University and Pencil Inc. He also serves on the board of several other charitable, corporate and entertainment organizations. Mr. Zelnick holds a J.D. and an MBA from Harvard University and a B.A. from Wesleyan University.

BOARD AND COMMITTEE MEETINGS

         The Boards of Directors of Carver and of Carver Federal hold regular monthly meetings and hold special meetings as needed. During fiscal 2000, the Boards met 12 times. No director attended fewer than 75%, in the aggregate, of the total number of Board meetings held while he or she was a member of the Board during fiscal 2000 and the total number of meetings held by committees on which he or she served during such fiscal year. The nature and composition of the Executive, Nominating, Compensation and Audit Committees are described below.

         EXECUTIVE COMMITTEE. The Executive Committee is authorized to act as appropriate between meetings of the Board of Directors. Members of this committee are Directors Deborah C. Wright (Chairman), Frederick O. Terrell, David L. Hinds and Pazel G. Jackson, Jr. Robert J. Franz was a member of the Executive Committee. He has determined that he will not seek reelection and has resigned effective December 31, 2000. During the period from January 25, 1999 to June 1, 1999, Carver Federal's Operating Committee assumed certain responsibilities of the Executive Committee. In this capacity, the Operating Committee met four times during fiscal 2000. The Executive Committee met one time during fiscal 2000.

         NOMINATING COMMITTEE. The Nominating Committees consist of Directors Robert Holland, Jr. (Chairman), Pazel G. Jackson, Jr. and Deborah C. Wright. The Committees met one time during fiscal 2000.

         The Nominating Committees of Carver and Carver Federal also met on December 12, 2000 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating Committees were made in accordance with Carver and Carver Federal's Bylaws and will be voted upon at the Annual Meeting. For a description of the proper procedure for stockholder nomination, see "Additional Information -- Notice of Business to be Conducted at Annual Meeting" in this proxy statement.

         COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Strauss Zelnick (Chairman), Frederick O. Terrell and Deborah C. Wright (ex officio). Robert J. Franz was a member of the Compensation Committee. He has determined that he will not seek reelection and has resigned effective December 31, 2000. The Compensation Committees oversees the development, implementation and conduct of employment and personnel policies, notices and procedures, including the administration of the compensation and benefit programs. The Compensation Committee did not meet during fiscal 2000.

         AUDIT COMMITTEE. The Audit Committees of Carver and Carver Federal consist of Directors David L. Hinds (Chairman), Pazel G. Jackson, and Frederick
O. Terrell. Robert J. Franz was a member of the Audit Committees. The Audit Committees' primary duties and responsibilities are to:

          o Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

          o    Monitor compliance with legal and regulatory requirements;

          o Monitor the independence and performance of the independent public accountants and internal staff; and

          o Provide an avenue of communication among the independent public accountants, management, the internal auditing staff and the Board of Directors.

The Audit Committees met 12 times during fiscal 2000.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Board of Directors adopted a written Audit Committee Charter, a copy of which is included as Appendix A to this proxy statement. All members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange's listing standards.

         The Audit Committee received the required written disclosures and letter from KPMG LLP, Carver's independent accountants required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. The Audit Committee reviewed and discussed with the Company's management and KPMG LLP the audited financial statements of the Company contained in the Company's fiscal 2000 Annual Report on Form 10-K. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards (SAS 61).

         Based on its review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2000 Annual Report on Form 10-K be included in that report.

                                                  AUDIT COMMITTEE
                                                  David L. Hinds (Chairman)
                                                  Robert J. Franz
                                                  Pazel G. Jackson, Jr.
                                                  Frederick O. Terrell

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Carver Federal's directors, other than the Chief Executive Officer, receive $600 per meeting attended of Carver Federal's Board of Directors, except that the Chairman receives a fee of $850 per meeting. In addition, the Chairman of the Board receives a quarterly retainer fee of $1,000. Fees for executive committee meetings are $700 per meeting and $475 for all other committee meetings. Ms. Wright does not receive fees for her attendance at meetings of either

Carver's or Carver Federal's Board of Directors or their respective committees. Directors of Carver Federal also serve as directors of Carver, but do not receive additional fees for service as directors of Carver. Directors may opt to receive their fees in cash, stock or stock options.

         OPTION PLAN. Carver maintains the Option Plan for the benefit of its directors and certain key employees. Under the Option Plan, each outside director who was a director on the effective date of the Option Plan was granted options to purchase 6,943 shares of Common Stock. Such options were granted on September 12, 1995 at an exercise price of $10.38 per share. Any individual who becomes an outside director following the effective date of the Option Plan will be granted options to purchase 1,000 shares of Common Stock with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still a director of Carver or Carver Federal on such date. In September, 1997, the Option Plan was amended to provide the Compensation Committee with discretion to grant stock options that will vest and become exercisable pursuant to a vesting schedule that differs from the Option Plan's standard five-year schedule. The Option Plan continues to provide that upon the death or disability of an option holder, all options previously granted to such individual will automatically become exercisable.

         MANAGEMENT RECOGNITION PLAN. Carver maintains the MRP for the benefit of its directors and certain key employees. Under the MRP, each outside director who was a director on the effective date of the MRP received an automatic grant of 3,471 shares of restricted stock. Any individual who becomes an outside director following the effective date of the MRP will be granted 1,000 shares of restricted stock. Awards granted under the MRP will generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still a director of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. The MRP was also amended in September, 1997, to permit the Compensation Committee, in its discretion, to grant restricted stock awards with vesting schedules that differ from the MRP's standard five-year schedule.

EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE REPORT

         THE REPORT OF THE COMPENSATION COMMITTEE OF CARVER (THE "COMPENSATION COMMITTEE") AND THE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT CARVER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

         The Compensation Committee is responsible for establishing the policies which govern employee compensation and stock ownership programs. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of Carver's executive officers, including the compensation of the Chief Executive Officer ("CEO") of

Carver and Carver Federal. The CEO, who serves as an ex officio member of the Compensation Committee, does not participate in decisions affecting her compensation. The overall compensation structure of Carver is aimed at establishing a total compensation package that both rewards strong individual and Carver Federal performance and remains competitive with compensation levels at similar institutions.

          Base salary levels for executive officers and key managers are designed to be competitive with cash compensation levels paid to executives at banking and thrift institutions of comparable size. Benefit plans, consisting of a 401(k) Plan, ESOP and group insurance coverages, are designed to provide for the health and welfare of all employees, including the executives, and their families, as well as for their long-term financial and retirement needs.

         Long-term incentives are provided executive officers in the form of stock option and restricted stock awards under the Option Plan and the MRP. These plans are designed to provide incentives for longer-term positive performance of the executive officers and to align their financial interests to those of Carver's shareholders by providing executives the opportunity to participate in the appreciation of Carver's Common Stock that may occur after the date of grant of such awards or options. In addition to the Option Plan and MRP, Carver provides stock benefits to its employees, including its executive officers, through the ESOP. Pursuant to the ESOP, each of Carver's executive officers has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of Carver.

         The Compensation Committee reviews and updates Carver Federal's compensation program on an ongoing basis in order to continue to offer a total compensation package that provides incentive for strong individual performance and performance of Carver Federal and is competitive with comparable banking institutions. In this regard, the Compensation Committee has engaged the services of a nationally recognized compensation consultant to review Carver's executive pay practices to ensure that executive salaries and equity award levels remain competitive with Carver's market for executive talent.

         CHIEF EXECUTIVE OFFICER. Carver's CEO, Deborah C. Wright, was hired as of June 1, 1999 following an extensive search for a highly qualified executive to lead Carver into the 21st century.
The terms of Ms. Wright's employment and compensation are set forth in employment agreements between Ms. Wright and Carver and Carver Federal. In setting the base salary and equity awards provided under the employment agreements, the compensation consultant retained by the Committee prepared a survey of CEO compensation practices at peer institutions. The compensation levels provided to Ms. Wright under the employment agreements represent levels approximately at the median of the peer group survey.

         Ms. Wright was awarded an annual bonus for fiscal 2000 of $44,650. The Compensation Committee determined this amount based on a review of Ms. Wright and Carver Federal's performance for the fiscal year versus objective criteria set by the Compensation Committee in three critical areas: institutional restructuring; strategic initiatives; and financial performance. The Compensation Committee also reviewed a report prepared by its compensation consultant regarding competitive levels of annual CEO bonuses in determining the amount of Ms. Wright's bonus.

                  COMPENSATION COMMITTEE
                                                Strauss Zelnick (Chairman)
                                                Frederick O. Terrell
                                                Robert J. Franz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2000, the Compensation Committee consisted of Directors Strauss Zelnick (Chairman), Robert J. Franz and Frederick O. Terrell. During fiscal 2000, there were no interlocks, as defined under the SEC's rules and regulations, between members of the Compensation Committee or executive officers of the Company, and corporate affiliates of members of the Compensation Committee or otherwise.

PERFORMANCE GRAPH

         Pursuant to the regulations of the SEC, set forth below is a line graph comparing the cumulative total return of the Common Stock with that of the American Stock Exchange ("AMEX") and the AMEX Stocks-Savings Institutions index for the period from October 25, 1994, the date that Carver Federal became a public company, through March 31, 2000. The Common Stock began trading on AMEX on May 21, 1997 under the symbol "CNY." On October 17, 1996, Carver became the holding company for Carver Federal pursuant to the reorganization of Carver Federal and each share of Carver Federal's common stock was exchanged for one share of Common Stock. At that time, Carver replaced Carver Federal as the issuer listed by The Nasdaq Stock Market trading under the symbol "CARV." Accordingly, through October 17, 1996, the graphs below represent the performance of Carver Federal's common stock, and not the performance of Carver's Common Stock.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
     AMONG CARVER BANCORP, INC., AMEX AND AMEX STOCKS - SAVINGS INSTITUTIONS

[GRAPHIC OMITTED]




                                                           LEGEND
       Symbol         CRSP Total Returns Index for:              03/1995     03/1996   03/1997    03/1998   03/1999   03/2000
       ------         -----------------------------              -------     -------   -------    -------   -------   -------
[GRAPHIC OMITTED]     Carver Bancorp, Inc.                        100.0      $127.3    $140.0      $215.9    $127.5    $128.0

[GRAPHIC OMITTED]     AMEX Stock Market (US                       100.0       122.6    120.4        168.0     167.0     236.8
                      Companies)
[GRAPHIC OMITTED]     AMEX Stocks (SIC 6030-6039                  100.0       177.6    216.7        306.8     222.6     177.8
                      US Companies)
                      Savings Institutions

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.00 on 03/31/1995.

Prepared by CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago.

SUMMARY COMPENSATION TABLE

         The following table sets forth cash and noncash compensation for the fiscal 2000, awarded to or earned by Carver's Chief Executive Officer and by each other executive officer whose compensation exceeded $100,000 for services rendered in all capacities to Carver and Carver Federal during the fiscal 2000 ("Named Executive Officers"). No other officers received total compensation in excess of $100,000 in the fiscal 2000.

                                          SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM COMPENSATION
                                                                                   ----------------------
                               ANNUAL COMPENSATION                              AWARDS                PAYOUTS
                               -------------------                              ------                -------

           (A)              (B)       (C)       (D)           (E)            (F)       (G)       (H)          (I)
                                                             OTHER       RESTRICTED
                                                             ANNUAL         STOCK               LTIP       ALL OTHER
   NAME AND PRINCIPAL     FISCAL     SALARY   BONUS($)    COMPENSATION      AWARDS   OPTIONS   PAYOUTS    COMPENSATION
        POSITIONS          YEAR       ($)       (2)          ($)(3)        ($)(4)      (#)       ($)           ($)
        ---------          ----       ---       ---          ------        ------      ---       ---           ---
Deborah C. Wright(1)       2000     201,558    44,650          --         60,937.50   30,000     --            --
   President and Chief
   Executive Officer

Judith Taylor              2000     106,309      --            --             --        --       --            --
   Former Acting Senior
     Vice President and
     Chief of Retail
     Banking

----------------------

(1) Information is provided for fiscal 2000 only, as Ms. Wright and Ms. Taylor were not providing services to Carver in the fiscal years ended March 31, 1999 and 1998.
(2) Ms. Wright's bonus for fiscal 2000 was not included in Carver's Form 10-K for fiscal 2000, because her bonus was not determined until December 2000.
(3) Does not include perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4) Pursuant to her employment agreement, an award of 7,500 shares of restricted stock was made to Ms. Wright as of June 1, 1999, which vest in equal installments over a three-year period. The dollar amount in the table for this award is based on the closing price of $8.125 per share of Common Stock on June 1, 1999, the award date, as reported on AMEX. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated dividends and earnings thereon, if any.

EMPLOYMENT AGREEMENT

         As of June 1, 1999, both Carver and Carver Federal entered into employment agreements to secure the services of Deborah C. Wright as President and Chief Executive Officer. The employment agreement with Carver is intended to set forth the aggregate compensation and benefits payable to Ms. Wright for all services rendered to Carver and any of its subsidiaries, including Carver Federal, and to the extent that payments under Carver's employment agreement and the Bank's employment agreement are duplicative, payments due under Carver's employment agreement would be offset by amounts actually paid by the Bank for services rendered to it. Both employment agreements provide for an initial term of three years beginning June 1, 1999. Prior to the second anniversary date of the agreements, and each anniversary date thereafter, the term of the agreements may be extended an additional year after a review by the Board of Carver and the Bank of Ms. Wright's performance.

       The employment agreements provide for an annual base salary of $235,000 which will be reviewed annually by the Board. Under the agreements, as of June 1, 1999, Ms. Wright is entitled to a restricted stock award of 7,500 shares of Common Stock, which will vest in equal installments over a three year period, and the grant of an option to purchase 30,000 shares of Common Stock, 50% of which is immediately exercisable and 50% of which will become exercisable in equal installments over a three year period. In addition, the employment agreements provide for an annual incentive payment based on the achievement of certain performance goals, future grant of stock awards, a supplemental retirement benefit, additional life insurance protection and participation in the various employee benefit plans maintained by Carver and the Bank from time to time. The agreements also provide customary corporate indemnification and errors and omissions insurance coverage throughout the term of the agreements and for six years thereafter.

       The Bank or Carver may terminate Ms. Wright's employment at any time for cause as defined in the employment agreements. In the event that Carver or the Bank terminates Ms. Wright's employment for reasons other than for cause, she would be entitled to a severance benefit equal in value to the cash compensation, retirement and other fringe benefits she would have earned had she remained employed for the remaining term of the agreements. The same severance benefits would be available if Ms. Wright resigns during the term of the employment agreements following a loss of title, office or membership on the Board; a material reduction in her duties, functions or responsibilities; involuntary relocation of her principal place of employment by over 30 miles from its location as of June 1, 1999; other material breaches of contract by Carver or the Bank that is not cured within 30 days; or in certain circumstances, a change in control. In the event of a change in control, the remaining term of Ms. Wright's agreement with Carver at any point in time will be three years unless written notice of non-renewal is given by the Board or Ms. Wright.

       A portion of the severance benefits payable to Ms. Wright under the employment agreements in the event of a change in control might constitute "excess parachute payments" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. In the event that any amounts paid to Ms. Wright following a change of control would constitute "excess parachute payments," the employment agreement with Carver provides that she will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional income and employment taxes imposed as a result of such indemnification of excise taxes. Any excess parachute payments and indemnification amounts paid will not be deductible compensation expenses for Carver or the Bank.

PENSION PLAN

       Carver Federal maintains a non-contributory, tax-qualified defined benefit plan (the "Pension Plan"). However, the Pension Plan was amended as of December 31, 2000 to cease the future accrual of benefits thereunder. Through fiscal 2000, no Named Executive Officer had accrued a benefit under the Pension Plan.

MANAGEMENT RECOGNITION PLAN

       The MRP provides for automatic grants of restricted stock to certain employees as of the effective date of the MRP. In addition, the MRP provides for additional discretionary grants of restricted stock to those employees selected by the committee established to administer the MRP. Awards generally vest in three to five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto.

OPTION PLAN

       The Option Plan provides for automatic option grants to certain employees as of the effective date of the Option Plan. In addition, the Option Plan provides for additional discretionary option grants to those employees selected by the committee established to administer the Option Plan with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in three to five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still an employee of Carver or Carver Federal on such date. Upon death, disability or a change of control, all options previously granted automatically become exercisable.

The following table provides certain information with respect to the options and SARs granted to Ms. Wright and Ms. Taylor during fiscal 2000.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                INDIVIDUAL GRANTS
                                -----------------

                           NUMBER OF     PERCENT OF TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                          SECURITIES         OPTIONS/                                      ASSUMED ANNUAL RATES OF STOCK
                          UNDERLYING       SARS GRANTED     EXERCISE OF                    PRICE APPRECIATION FOR OPTION
                          OPTION/SARS      TO EMPLOYEES     BASE PRICE                                  TERM
         NAME             GRANTED (#)     IN FISCAL YEAR      ($/SH)     EXPIRATION DATE        5%($)        10%($)
         ----             -----------     --------------      ------     ---------------        -----        ------
Deborah C. Wright(1)        30,000            100%           $8.125         6/01/09            153,243       388,475

Judith Taylor                 --               --               --             --                --            --

---------------------
(1) Pursuant to the terms of Ms. Wright's employment agreement, options for 15,000 shares were immediately exercisable upon grant. Options for the remaining 15,000 shares under the award become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and on each of the next two anniversary dates thereof, provided Ms. Wright remains in employment as of the applicable anniversary date.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on March 31, 2000. Also reported is the value for any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock, which was $8.75 per share.


                                          FISCAL YEAR END OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED           IN-THE-MONEY
                                   SHARES           VALUE        OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT FISCAL
                                 ACQUIRED ON     REALIZED ON            YEAR-END                    YEAR-END
                                  EXERCISE         EXERCISE                (#)                         $
NAME                                 (#)             ($)        EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
----                                 ---             ---        -------------------------  -------------------------
Deborah C. Wright                    --               --              15,000/15,000                9,375/9,375

Judith Taylor                        --               --                   --                          --

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business, and are not made with more favorable terms nor do they involve more than the normal risk of collectibility or present unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of Carver Federal's capital and surplus (up to $500,000) to Carver Federal's directors and executive officers must be approved in advance by a disinterested majority of Carver Federal's Board of Directors.

         On January 11, 2000, Carver sold 60,000 shares of its Series B Preferred Stock to Provender at $25 per share in a private placement. Director Frederick Terrell is Managing General Partner of Provender.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Carver's directors and executive officers, and persons who own more than ten percent of a registered class of Carver's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that, during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent shareholders of the Company were complied with, except for the late filing with the SEC of one Form 3 "Initial Statement of Beneficial Ownership of Securities" ("Form 3") by David L. Hinds upon first becoming a director of Carver, one Form 3 by Devon
W. Woolcock upon first becoming an executive officer of Carver Federal, and one Form 3 by William Schult upon first becoming a key manager of Carver Federal.

              =====================================================
                                  PROPOSAL TWO

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS
              =====================================================

         The Board of Directors of Carver has appointed the firm of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2001, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


================================================================================

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     THE RATIFICATION OF THE APPOINTMENT OF
                   KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

================================================================================


              =====================================================
                                 PROPOSAL THREE

                            APPROVAL OF THE AMENDMENT
                          TO THE 1995 STOCK OPTION PLAN
              =====================================================


GENERAL

         Effective December 12, 2000, but subject to the approval of stockholders, the Board of Directors adopted an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 200,000. The amendment to the Option Plan is included at the end of this proxy statement as Appendix B and is incorporated herein by this reference.

WHY WE ARE ASKING FOR STOCKHOLDER APPROVAL

         We are asking our stockholders to approve the amendment to the Option Plan so that we will be able to grant stock option awards to certain key officers, employees and directors of Carver. The Option Plan, which was previously approved by stockholders, initially authorized the issuance of up to 138,862 shares of Common Stock pursuant to the exercise of options issued under the Option Plan. As of December 12, 2000, only 6,016 shares of Common Stock remained available for the issuance of future option grants. To ensure that Carver may provide competitive compensation packages to its executives and directors and to attract and retain a highly qualified management team, we are asking you to approve an amendment to the Option Plan which authorizes the grant of options with respect to an additional 200,000 shares of Common Stock. Such additional shares may be authorized and unissued shares or shares previously issued that Carver has reacquired.

DESCRIPTION OF THE OPTION PLAN

         ADMINISTRATION. A committee of outside directors administers this Option Plan. Its members are the members of the compensation committee of our Board of Directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, executive officers or employees of Carver or Carver Federal; and (2) do not receive material compensation from Carver or Carver Federal Bank except for service as a director. The administrative committee has broad discretionary powers.

         ELIGIBILITY. The Option Plan administrative committee selects the individuals who receive stock option grants. Any employee of Carver, Carver Federal or any affiliate approved by the Board of Directors may be selected to receive option grants. It is currently anticipated that up to fifteen employees may be selected by the committee as eligible to receive option grants. Directors of Carver who are not also employees or officers receive an automatic grant of restricted stock and options for 1,000 shares of Common Stock upon first becoming selected to the Board.

         TERMS AND CONDITIONS OF OPTIONS. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it may not grant a stock option with a purchase price that is less than the fair market value of a share of the Common Stock on the date it grants the stock option and may not grant a stock option with a term that is longer than ten years. The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the I.R.C. and the Option Plan.

         Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, Common Stock already owned by the option holder, shares to be acquired by the option holder upon exercise of the option, or in such other consideration as the administrative committee authorizes.

         MERGERS AND REORGANIZATIONS. The number of shares available under the Option Plan and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization and to reflect any stock split, stock dividend or other event generally affecting the number of shares.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

         The Board of Directors of Carver may suspend or terminate the Option Plan before its scheduled termination date of September 12, 2005. It may also amend the Option Plan at any time and in any respect. Any amendment that would change the class of eligible employees or increase the number of stock options that may be granted must first be approved by our stockholders for options issued to employees to be treated as tax-favored "incentive stock options."

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Carver and recipients of stock option grants under the Option Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Option Plan is not a qualified plan under Section 401(a) of the I.R.C.

         FEDERAL TAX CONSEQUENCES FOR OPTION RECIPIENTS. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

         Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the Option Plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

         FEDERAL TAX CONSEQUENCES FOR CARVER. When a non-qualified stock option is exercised, Port Financial may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the Option Plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The I.R.C.
places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance- based compensation." We have designed this Option Plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option.

         The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the Option Plan. State and local tax consequences may also be significant.


================================================================================

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                   STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE
                  CARVER BANCORP, INC. 1995 STOCK OPTION PLAN.

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

================================================================================


              =====================================================

                             ADDITIONAL INFORMATION

              =====================================================


         In accordance with SEC rules and the Bylaws of Carver, any stockholder wishing to have a proposal considered for inclusion in Carver's proxy statement and form of proxy relating to the next annual meeting of stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of Carver either: (1) on or before September 19, 2001, if Carver's next annual meeting of stockholders is within 30 days of the anniversary date of the Annual Meeting; or (2) a reasonable time before Carver begins to print and mail its proxy materials, if the date of next year's annual meeting is changed by more than 30 days from the date of the previous year's meeting.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of Carver provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver's Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of Carver. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (1), the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Corporate Secretary shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

OTHER MATTERS

         As of the date of this proxy statement, management does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.


              =====================================================

                              FINANCIAL STATEMENTS

              =====================================================


         A copy of the Annual Report to Stockholders for the year ended March 31, 2000, containing financial statements as of March 31, 2000 and March 31, 1999 and for each of the years in the three-year period ended March 31, 2000, prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP whose report thereon is included in the Annual Report to Stockholders for the year ended March 31, 2000.

         Carver has filed with the SEC an annual report on Form 10-K for fiscal 2000. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Walter T. Bond, Senior Vice President and Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 876-4747.

                                          By Order of the Board of Directors,


                                          /s/ Walter T. Bond
                                          -----------------------------------
                                          Walter T. Bond
                                          Senior Vice President and Secretary



New York, New York, January 25, 2001


        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A


                              CARVER BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

            Charter of the Audit Committee of the Board of Directors
            --------------------------------------------------------


1.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

                  o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

                  o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

                  o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

2.       Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, in accordance with the American Stock Exchange rules, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities.

         Under exceptional and limited circumstances, one non-independent director may serve on the Audit Committee, provided that the Board of Directors determines it to be in the best interests of the Company and its shareholders, and the Board of Directors discloses the reasons for the determination in the Company's next proxy statement. Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

3.       Audit Committee Responsibilities and Duties

                  REVIEW PROCEDURES

                  i. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

                  ii. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments including the appropriateness of the accounting principles and disclosures practices for new transactions or events.

                  iii. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.
                           Review significant findings including the status of previous audit recommendations prepared by the independent auditors and the internal auditing department together with management's responses.

                  iv. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Item 10). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

                  INDEPENDENT AUDITORS

                  i. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                  ii. Approve the fees and other significant compensation to be paid to the independent auditors.

                  iii. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report (as set forth in Item 8 below) to satisfy itself of the independent auditors' independence.

                  iv. On an annual basis, the Audit Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and will ensure that the independent auditors submit to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

                  v. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

                  vi. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

                  vii. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                  INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

                  i. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

                  ii. Review the appointment, performance, and replacement of the senior internal audit executive.

                  iii. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

                  iv. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

                  OTHER AUDIT COMMITTEE RESPONSIBILITIES

                  i. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement.

                  ii. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                  iii. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                  OTHER OPTIONAL CHARTER DISCLOSURES

                  i. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce such Code.

                  ii. Periodically perform self-assessment of the Audit Committee's performance.

                  iii. Review financial and accounting personnel succession planning within the Company.

                  iv. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                                                      APPENDIX B

                                    AMENDMENT
                                     TO THE
                   CARVER BANCORP, INC. 1995 STOCK OPTION PLAN

         Pursuant to the powers reserved to the Board of Directors of Carver Bancorp, Inc. under Section 16 of the Carver Bancorp, Inc. 1995 Stock Option Plan (the "Plan"), the Plan is hereby amended as of December 19, 2000 as follows:

                              FIRST AND ONLY CHANGE

         Subject to shareholder approval, Section 4(a) is deleted in its entirety and the following new Section 4(a) is substituted in its place:

         "4.      SHARES SUBJECT TO THE PLAN.

         (a) General Rule. Except as otherwise required by the provisions of Paragraph 11 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 338,862 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan."

         The Plan as previously adopted is hereby ratified and confirmed in all other respects.

CARVER BANCORP, INC.                                             REVOCABLE PROXY
75 WEST 125TH STREET
NEW YORK, NEW YORK 10027

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF CARVER BANCORP, INC.
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2001

         The undersigned stockholder of Carver Bancorp, Inc. hereby appoints Walter T. Bond and Margaret D. Peterson, or either one of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Carver Bancorp, Inc. held of record by the undersigned on January 16, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on February 27, 2001, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1; FOR THE PROPOSAL IN ITEM 2; AND FOR THE PROPOSAL IN ITEM 3.


            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK.
------------------------------------------------------------------------------------------------------------------------------------
THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL                                THE BOARD OF DIRECTORS RECOMMENDS
     NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEM 2.                        A VOTE "FOR" THE PROPOSAL IN ITEM 3.
------------------------------------------------------------------------------------------------------------------------------------
1.       Election of Directors to a Three Year Term.                 3.       Amendment to the Carver Bancorp, Inc. 1995 Stock
         Nominees: Frederick O. Terrell, Robert Holland, Jr. and              Option Plan.
         Dennis M. Walcott
                                                                              FOR               AGAINST          ABSTAIN
         INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL                 o                     o                o
         NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE
         PROVIDED: _____________________________________
                                                                     ---------------------------------------------------------------
         FOR all                    WITHHOLD for all                          If any other matters properly come before the Annual
         Nominees                   Nominees                                  Meeting, including, among other things, a motion to
              o                              o                                adjourn or postpone the Annual Meeting to another time
                                                                              and/or place for the purpose of soliciting additional
-----------------------------------------------------------------             proxies or otherwise, the persons named in this Proxy
2.      Ratification of the appointment of KPMG LLP as                        will vote on such matters using their best judgment.
        independent auditors for Carver Bancorp, Inc.                         As of the date of the Proxy Statement for the Annual
                                                                              Meeting, Carver's management is not aware of any such
                                                                              other business. 2. Ratification of the appointment of
        FOR               AGAINST          ABSTAIN                            KPMG LLP as independent auditors for Carver Bancorp,
                                                                              Inc.
         o                   o                o
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      I WILL ATTEND THE ANNUAL MEETING o

                                                                     The undersigned hereby acknowledges receipt of the Notice of
                                                                     Annual Meeting of Stockholders and the Proxy Statement for the
                                                                     Annual Meeting.

                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------
                                                                                                 Signature(s)

                                                                     ---------------------------------------------------------------
                                                                                                     Title

                                                                     Dated: __________________________________________________, 2001

                                                                     Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                              CARVER BANCORP, INC.










January 26, 2001
Dear Plan Account Holder:

         The Carver Bancorp, Inc. ("Company") Employee Stock Ownership Plan ("ESOP") has a related trust ("ESOP Trust") which holds common stock ("Common Stock") of the Company. HSBC Bank USA, as the trustee of the ESOP Trust ("ESOP Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 27, 2001 ("Annual Meeting").

         The ESOP Trust provides that in casting votes at the Annual Meeting, the ESOP Trustee is to follow the instructions given by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock allocated to their accounts in the ESOP as of January 16, 2001.

         The records for the ESOP indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The ESOP Trustee expects IVS to tabulate the instructions given on a confidential basis and to provide the ESOP Trustee with only the final results of the tabulation.

         The voting of the Common Stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP Trustee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and voting the Common Stock allocated to Participants' accounts. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will vote the number of shares of Common Stock, if any, held by the ESOP Trust and allocated as of January 16, 2001 to your individual account under the ESOP according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by February 19, 2001, the ESOP Trustee will vote the number of shares allocated to your account FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares allocated to the accounts of Participants who do file Voting Instructions.

         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Common Stock that are not allocated to any individual's account. In general, the ESOP Trustee will vote the Common Stock not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the Voting Instruction, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Common Stock. However, if the ESOP Trustee does not receive instructions from any of the Participants, the Board of Directors of the Company will direct the ESOP Trustees with respect to the voting of any shares of unallocated stock, or, in the absence of such direction by the Board of Directors, the ESOP Trustee will have sole discretion as to the voting of such shares.

         If you do not file the Voting Instruction by February 19, 2001 or if you ABSTAIN as to a proposal, your instructions will not count in voting any allocated Common Stock for which no voting instructions have been received from Participants or the unallocated Common Stock. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock allocated to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. However, the ESOP Trustee may be required to vote the allocated Common Stock for which no instructions have been received and the unallocated Common Stock held by the ESOP Trust in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the ESOP Trustees will vote upon such matters in their discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust offers you the opportunity to participate, as do the Company shareholders, in decisions that affect the future of the Company and Carver Federal Savings Bank ("Bank") and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

         If you have questions regarding the terms of the ESOP or how to complete the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4747.

                                             Sincerely,



                                             CARVER BANCORP, INC.
                                             EMPLOYEE STOCK OWNERSHIP COMMITTEE


Enclosures

================================================================================
CARVER BANCORP, INC.                             CONFIDENTIAL VOTING INSTRUCTION

  This Instruction is solicited by the Employee Stock Ownership Plan Committee of Carver Bancorp, Inc.
                           as named fiduciary for the
                              CARVER BANCORP, INC.
                     EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
         For the Annual Meeting of Stockholders of Carver Bancorp, Inc.
                        to be held on February 27, 2001

         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the ESOP (the "Instructor") hereby provides the voting instructions hereinafter specified to HSBC Bank (USA), as the trustee of the ESOP ("ESOP Trustee"), which instructions will be taken into account by the ESOP Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the ESOP Trustee, in its capacity as ESOP Trustee, as of January 16, 2001 (the "Record Date") at the February 27, 2001 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated January 17, 2001, the ESOP Trustee will vote the common stock of Carver Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 26, 2001.

         As to other matters which may properly come before the Annual Meeting, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the ESOP Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by February 19, 2001.

            PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION,
            SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.
================================================================================


         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN,
             SUCH SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.


                    ___________________________________________
                                   PARTICIPANT

           PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
================================================================================

1.   ELECTION OF DIRECTORS FOR A THREE YEAR             o              For all nominees (except as    o   WITHHOLD AUTHORITY to vote
     TERM                                                              indicated to the contrary          for all nominees
     Carver Nominees:  Frederick O. Terrell,                           below
                       Robert Holland, Jr. and
                       Dennis M. Walcott
     (Terms of office expire at the annual meeting of                  INSTRUCTIONS:  To
     stockholders for the fiscal year ending                           withhold authority to vote
     March 31, 2003)                                                   for any individual nominee,
                                                                       write that nominee's name
                                                                       in the space provided:

                                                                       ___________________________

2. PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP as independent auditors for the fiscal year ending March 31, 2001.
     o  FOR                   o  AGAINST                   o  ABSTAIN*

3.   PROPOSAL TO APPROVE AMENDMENT TO CARVER'S 1995 STOCK OPTION PLAN.

     o  FOR                   o  AGAINST                   o  ABSTAIN*

4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the ESOP Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any other such business.
--------------------------------------------------------------------------------

                                           The undersigned hereby instructs the
                                           ESOP Trustee to vote in accordance
                                           with the voting instructions
                                           indicated above and hereby
                                           acknowledges receipt of the letter
                                           from the Committee dated January 26,
                                           2001, a Notice of Annual Meeting of
                                           Stockholders of Carver Bancorp, Inc.,
                                           a Proxy Statement for the Annual
                                           Meeting, and an Annual Report on Form
                                           10-K for the fiscal year ended March
                                           31, 2000.


                                           Date
                                           -------------------------------------


                                           Signature
                                           -------------------------------------


                                           Signature
                                           -------------------------------------
                                           Please date and sign exactly as your
                                           name appears on this instruction and
                                           return in the enclosed envelope. If
                                           acting as attorney, executor,
                                           administrator, trustee, guardian or
                                           otherwise, please so indicate when
                                           signing. If the signer is a
                                           corporation, please sign the full
                                           corporate name, by a duly authorized
                                           officer. If shares are held jointly,
                                           each shareholder named should sign.

                                           *For purposes of directing the voting
                                           of the Shares for which no
                                           instructions are received,
                                           abstentions will be disregarded.

                           CARVER FEDERAL SAVINGS BANK



                                             January 26, 2001


Dear Plan Account Holder:

         The Carver Federal Savings Bank ("Bank") 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") has a related trust ("Employer Stock Fund Trust") which holds common stock ("Common Stock") of Carver Bancorp, Inc. ("Company"). HSBC Bank USA, as the trustee of the 401(k) Plan Employer Stock Fund Trust ("Employer Stock Fund Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 27, 2001 ("Annual Meeting").

         The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of January 16, 2001.

         The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects IVS to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

         The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of January 16, 2001 to your individual account under the 401(k) Plan according to the instructions specified on the Voting

Instruction. In general, if you do not file the Voting Instruction by February 19, 2001, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by February 19, 2001 or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants' accounts for which no voting instructions have been received. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company's shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

         If you have questions regarding the terms of the 401(k) Plan or how to complete the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4247.

                                             Sincerely,



                                             401(K)PLAN COMMITTEE OF
                                             CARVER FEDERAL SAVINGS BANK

Enclosures

================================================================================
CARVER BANCORP, INC.                             CONFIDENTIAL VOTING INSTRUCTION

           This Instruction is solicited by the 401(k) Plan Committee of Carver Federal Savings Bank
                           as named fiduciary for the
                 CARVER FEDERAL SAVINGS BANK 401(K) SAVINGS PLAN
                     IN RSI RETIREMENT TRUST ("401(K) PLAN")
         For the Annual Meeting of Stockholders of Carver Bancorp, Inc.
                        to be held on February 27, 2001

         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the 401(k) Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the 401(k) Plan Committee (the "Committee") of Carver Bancorp, Inc. ("Carver"), which instructions shall be taken into account in directing HSBC Bank USA, as the trustee of the 401(k) Plan Employer Stock Fund ("Employer Stock Fund Trustee") to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver which are held by the Employer Stock Fund Trustee, in its capacity as Trustee, as of January 16, 2001 (the "Record Date") at the February 27, 2001 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at the Schomburg Center, 515 Malcolm X Boulevard at 135th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below and as more particularly described in the Proxy Statement dated January 17, 2001, the Committee will give voting directions to the Employer Stock Fund Trustee. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 26, 2001.

         As to other matters which may properly come before the Annual Meeting, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         The instruction set forth below will be taken into account as described above in directing the Employer Stock Fund Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by February 19, 2001.

            PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION,
            SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.
================================================================================


         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN,
             SUCH SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.


                    ___________________________________________
                                   PARTICIPANT

           PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
================================================================================

1.   ELECTION OF DIRECTORS FOR A THREE YEAR             o              For all nominees (except as    o   WITHHOLD AUTHORITY to vote
     TERM                                                              indicated to the contrary          for all nominees
     Carver Nominees:  Frederick O. Terrell,                           below
                       Robert Holland, Jr. and
                       Dennis M. Walcott
     (Terms of office to expire at the annual meeting                  INSTRUCTIONS:  To
     of stockholders for the fiscal year ending                        withhold authority to vote
     March 31, 2003)                                                   for any individual nominee,
                                                                       write that nominee's name
                                                                       in the space provided:

                                                                       ___________________________

2. PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP as independent auditors for the fiscal year ending March 31, 2001.
     o  FOR                   o  AGAINST                   o  ABSTAIN*

3.   PROPOSAL TO APPROVE AMENDMENT TO CARVER'S 1995 STOCK OPTION PLAN.

     o  FOR                   o  AGAINST                   o  ABSTAIN*

4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the Employer Stock Fund Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any other such business.
--------------------------------------------------------------------------------

                                           The undersigned hereby instructs the
                                           Committee to direct the Employer
                                           Stock Fund Trustee to vote in
                                           accordance with the voting
                                           instructions indicated above and
                                           hereby acknowledges receipt of the
                                           letter from the Committee dated
                                           January 26, 2001, a Notice of Annual
                                           Meeting of Stockholders of Carver
                                           Bancorp, Inc., a Proxy Statement for
                                           the Annual Meeting, and an Annual
                                           Report on Form 10-K for the fiscal
                                           year ended March 31, 2000.


                                           Date
                                           -------------------------------------


                                           Signature
                                           -------------------------------------


                                           Signature
                                           -------------------------------------
                                           Please date and sign exactly as your
                                           name appears on this instruction and
                                           return in the enclosed envelope. If
                                           acting as attorney, executor,
                                           administrator, trustee, guardian or
                                           otherwise, please so indicate when
                                           signing. If the signer is a
                                           corporation, please sign the full
                                           corporate name, by a duly authorized
                                           officer. If shares are held jointly,
                                           each shareholder named should sign.

                                           *For purposes of directing the voting
                                           of the Shares for which no
                                           instructions are received,
                                           abstentions will be disregarded.